                                                                    EXHIBIT 10.4

                        NEW CENTURY MORTGAGE CORPORATION
                                     OWNER

                                      AND

                           ADVANTA MORTGAGE CORP. USA
                                    SERVICER

                            LOAN SERVICING AGREEMENT
                                  Dated as of
                                 April 4, 1996

            Fixed and Adjustable Rate Non-Conforming Mortgage Loans

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
ARTICLE I DEFINITIONS.......................................................  1

     Section 1.1  Definition of Terms.......................................  1

ARTICLE 11 DELIVERY OF MORTGAGE LOAN FILES & SERVICING
         STANDARDS..........................................................  5

        Section 2.1       Transfer of Mortgage Loan Files...................  5
        Section 2.2       Agreement to Service Mortgage Loans...............  5
        Section 2.3       Sub-Servicers.....................................  6

   ARTICLE III REPRESENTATIONS AND WARRANTIES...............................  6

        Section 3.1       Representations and Warranties of the Servicer....  6
        Section 3.2       Representations and Warranties of the Owner.......  7

   ARTICLE IV ACCOUNTING AND REPORTING......................................  9

        Section 4.1       Collection of Mortgage Loan Payments..............  9
        Section 4.2       Interest Calculations.............................  9
        Section 4.3       Application of Mortgage Loan Payments.............  9
        Section 4.4       Establishment of Collection Account;
                          Deposits in Collection Account....................  10
        Section 4.5       Withdrawals from the Collection Account...........  11
        Section 4.6       Establishment of Escrow Account;
                          Deposits in Escrow Account........................  11
        Section 4.7       Withdrawals From Escrow Account...................  12
        Section 4.8       Servicing Advances................................  13
        Section 4.9       Monthly Remittance Reports........................  13
        Section 4.10      Servicing Compensation............................  14

   ARTICLE V ADMINISTRATION AND SERVICING OF MORTGAGE LOANS.................  14

        Section 5.1       Enforcement of Due-On-Sale Clause; Assumption.....  14
        Section 5.2       Maintenance of Insurance..........................  15
        Section 5.3       Cancellation of Mortgage Insurance................  16
        Section 5.4       Reserved For Future Use...........................  16
        Section 5.5       Liquidation of Defaulted Mortgage Loans...........  16
        Section 5.6       Deed-in-Lieu of Foreclosure.......................  17
        Section 5.7       Real Estate Owned.................................  17

ARTICLE VI MISCELLANEOUS PROVISIONS.......................................... 18

     Section 6.1       Owner to Cooperate.................................... 18
     Section 6.2       Assignment of Agreement............................... 19
     Section 6.3       Access to Certain Documentation Regarding the Loans... 19
     Section 6.4       Default By Servicer................................... 19
     Section 6.5       Default by Owner...................................... 20
     Section 6.6       Reserved for Future Use............................... 21
     Section 6.7       Indemnification By Owner.............................. 21
     Section 6.8       Fidelity Bond and Errors and Omissions................ 21
     Section 6.9       Indemnification by Servicer........................... 22
     Section 6.10      Amendment............................................. 22
     Section 6.11      Governing Law......................................... 22
     Section 6.12      Notices............................................... 22
     Section 6.13      Severability of Provisions............................ 23
     Section 6.14      Document Deficiencies................................. 23
     Section 6.15      Termination........................................... 23
     Section 6.16      Attorneys' Fees....................................... 23
     Section 6.17      No Solicitation....................................... 24
     Section 6.18      Counterparts.......................................... 24
     Section 6.19      Execution; Successors and Assigns..................... 24
     Section 6.20      Third-Party Beneficiary............................... 24

    This Servicing Agreement, dated as of March 22, 1996, is entered into by and between New Century Mortgage Corporation, as owner of the Mortgage Loans that are referred to herein (the "Owner") and Advanta Mortgage Corp. USA, as Servicer (together with its permitted successors and assigns, the "Servicer").

    WHEREAS, the Owner is the owner of certain first and second lien, fixed and adjustable rate, non-conforming residential mortgage loans; and

    WHEREAS, the Owner desires to deliver to Servicer certain Mortgage Loans, from time to time, to be serviced by Servicer in accordance with the terms and conditions of the Mortgage Loans and this Agreement and to extend the benefit of certain of the terms and conditions of this Agreement to any designated Third Party Beneficiary; and

    WHEREAS, it is the intent of the parties that certain Mortgage Loans, described in Exhibit A attached hereto, are to be delivered for servicing concurrent with this Agreement and thereafter Owner may deliver additional Mortgage Loans for Servicing lawsuit to the terms hereof, and

    NOW, THEREFORE, in consideration of the foregoing and mutual agreements contained herein, the parties hereby agree as follows:

                                   ARTICLE I
                                   ---------
                                  DEFINITIONS
                                  -----------

Section 1.1   Definition of Terms
-----------   -------------------

Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

"Accepted Servicing Practices":  Procedures and practices (including collection
-------------------------------
procedures) that the Servicer customarily employs and exercises in servicing and administering mortgage loans for its own account.

"Additional Servicing Compensation":  Incidental fees or charges provided for in
------------------------------------
the applicable Note and/or Mortgage that are customarily charged by the Servicer in the ordinary course of performing its obligations herein including but not limited to late payment charges, assumption processing charges and assumption fees, modification charges, demand fees, insufficient funds fees and reconveyance charges. Additional Servicing Compensation shall not refer to prepayment charges/penalties.

"Agreement": This Servicing Agreement, including all exhibits hereto, and all
-----------
amendments hereof and supplements hereto.

"Borrower": The individual or individuals obligated to repay the Mortgage Loan.
-----------

"Business Day":  Any day other than (i) a Saturday or Sunday, or (ii) a day in
---------------
which banking or savings and loan institutions in San Diego, California or Wilmington, Delaware are authorized or obligated by law or executive order to be closed.

"Collection Account":  The trust account or accounts which are created and
---------------------
maintained by Servicer specifically for the collection of principal and interest, Insurance Proceeds, Liquidation Proceeds and other amounts received with respect to the Mortgage Loans.

"Errors and Omissions Policy:"  An insurance policy insuring against losses
------------------------------
caused by errors and omissions of the Servicer and its personnel, including, but not limited to, losses caused by the failure to pay insurance premiums or taxes to record or perfect liens, or to properly service Mortgage Loans in accordance with this Agreement.

"Escrow Account":  For each Mortgage Loan, an account maintained by the Servicer
-----------------
specifically for the payment of real estate tax assessments and insurance premiums against Mortgaged Property.

"Escrow Payments":  All funds collected by the Servicer to cover expenses of the
------------------
Borrower required to be paid under the Mortgage Loan Documents, including Hazard Insurance and Flood Insurance, tax assessments and Mortgage Insurance Premiums.

"Event of Default":  Any one of the conditions or circumstances enumerated in
-------------------
Sections 6.4 and 6.5.

"Fidelity Bond":  An insurance policy insuring against losses caused by
----------------
negligent or unlawful acts of the Servicer's personnel.

"Flood Insurance Policy":  An insurance policy insuring against flood damage to
-------------------------
a Mortgaged Premises, required by loan originators for Mortgaged Premises located in "flood hazard" areas identified by the Secretary of HUD or the Director of the Federal Emergency Management Agency.

"Flood Zone Service Contract":  A transferable contract maintained for the
------------------------------
Mortgaged Property with a nationally recognized flood zone service provider for the purpose of obtaining the current flood zone status relating to such Mortgaged Property.

"Hazard Insurance Policy":  A fire and casualty extended coverage insurance
--------------------------
policy insuring against loss or damage from fire and other perils covered within the scope of standard extended hazard coverage, together with all riders and endorsements thereto.

"Insurance Policy":  Any insurance policy for a Mortgage Loan referred to in
-------------------
this Agreement, including Mortgage Insurance Policy, Hazard Insurance Policy, Flood Insurance Policy, and Title Insurance Policy, including all riders and endorsements thereto.

"Liquidation Proceeds":  Cash received in connection with the liquidation of a
-----------------------
defaulted Mortgage Loan, whether through the sale or assignment of the Mortgage Loan, trustee's sale, foreclosure sale, sale of the Mortgaged Property or otherwise.

"Mortgage Insurance Policy":  Insurance which insures the holder of the Note
----------------------------
against covered losses in the event the Borrower defaults under the Note or the Security Instrument, including all riders and endorsements thereto.

"Mortgage Insurer":  A mortgage guaranty insurance company that has issued a
-------------------
Mortgage Insurance Policy in respect of a Mortgage Loan,

"Mortgage Loan Documents":  Any and all documents related to a Mortgage Loan,
--------------------------
including the Note, Security Instrument and insurance policies.

"Mortgage Loan Schedule":  The schedule of Mortgage Loans in the form of Exhibit
-------------------------
A, attached hereto, delivered to Servicer on each Transfer Date, such schedule setting forth the information as to each Mortgage Loan in form and substance agreed to by the Servicer and the Owner.

"Mortgage Loan":  The individual mortgage loan which is the subject of this
----------------
Agreement delivered from time to time being identified by a Mortgage Loan Schedule. To the extent applicable and as the context so permits; any and all references to "Mortgage Loan" or "Mortgage Loans" herein shall be deemed to include any Mortgage Loan that has become an REO Property.

"Mortgaged Property": The property securing a Note and subject to the lien of
---------------------
the related Security Instrument, which property consists of a single parcel of real property on which is located a one-to four-family detached residential dwelling, condominium or attached townhouse or rowhouse.

"Nonrecoverable Advance":  Any previously made or proposed servicing advance, in
-------------------------
the Servicer's good faith determination, that will not or would not be ultimately recoverable from the related insurance proceeds or Liquidation Proceeds.

"Note":  A manually executed written instrument evidencing the Borrower's
-------
promise to repay a stated sum of money, plus interest, to the noteholder by a specific date according to a schedule of principal and interest payments.

"Owner":  New Century Mortgage Corporation.
--------

"Permitted Investments":  Any one or more of the investments detailed on Exhibit
------------------------
B attached hereto.

"Principal Prepayment":  Any payment or other recovery of principal on a
-----------------------
Mortgage Loan which is received in advance of its scheduled due date, net of any prepayment penalty or premium thereon which is retained by the Servicer, and is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

"Remittance Date": The date each month on which Servicer distributes to the
------------------
Owner the Owner's portion of the collections on the Mortgage Loans. The Remittance Date shall be the twenty-fifth (25th) day of each calendar month, or the next succeeding Business Day if the twenty-fifth (25th) day of the month is not a Business Day.

"Remittance Reports": Those monthly reports specified in Section 4.9.
---------------------

"REO Property": Mortgaged Premises the title to which is acquired on behalf of
---------------
the Owner through foreclosure or deed-in-lieu of foreclosure.

"Security Instrument":  A written instrument creating a valid lien on the
----------------------
Mortgaged Premises. A Security Instrument may be in the form of a mortgage, deed of trust, deed to secure debt or security deed, including any riders and addenda thereto.

"Servicer":  Advanta Mortgage Corp. USA, or its successor in interest to the
-----------
Servicer under this Agreement.

"Servicing Advance": All customary, reasonable and necessary "out of pocket"
--------------------
costs and expenses incurred in the performance by the Servicer of its servicing obligations and not part of the Servicer's general and administrative expenses, including but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property, (b) any enforcement or judicial proceedings, including foreclosures, relating to Mortgage Loans or Mortgaged Properties (c) the management and liquidation of the Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage, and (d) the maintenance of hazard insurance, payment of property taxes (including tax penalties) or mortgage insurance premiums.

"Servicing Fee": For each Mortgage Loan, the compensation due the Servicer each
----------------
month.

"Servicing File":  With respect to each Mortgage Loan, documents delivered to
-----------------
the Servicer, in the form of Exhibit C, attached hereto, including photocopies of the Note and Security Instrument and any other documents necessary for the Servicer to service the Mortgage Loans in accordance with the terms of this Agreement.

"Tax Service Contract": A transferable contract maintained for the Mortgaged
-----------------------
Property with a tax servicer provider for the purpose of obtaining current information from local taxing authorities relating to such Mortgaged Property.

"Title Insurance Policy": An American Land Title Association (ALTA) mortgage
-------------------------
loan title policy form 1970, or other form of lender's title insurance policy, insuring the lien priority of the Security Instrument on the Mortgaged Premises.

"Transfer Date": For each Mortgage Loan, the date on which such Mortgage Loan is
----------------
delivered to Servicer for servicing hereunder.

"Third Party Beneficiary" : Any party named by Owner from time to time during
-------------------------
the term of this Agreement as designated in writing in the form of Exhibit D attached hereto.


                                  ARTICLE II
                                  ----------

              DELIVERY OF MORTGAGE LOAN FILES SERVICING STANDARDS
              ---------------------------------------------------

Section 2.1  Transfer of Mortgage Loan Files (Reserved for Future Use)
-----------  ---------------------------------------------------------

Section 2.2  Agreement to Service Mortgage Loans
-----------  -----------------------------------

     (a) Servicer agrees to service and administer the Mortgage Loans on the Owner's behalf, in accordance with the terms of this Agreement, the Mortgage Loans and Accepted Servicing Practices, giving due consideration to customary and usual standards of practice of prudent institutional residential mortgage loan servicers of comparable Mortgage Loans and with a view to the maximization of timely recovery of principal and interest on the Mortgage Loans, but without regard to: (i) any relationship that Servicer or any of its affiliates may have with any Borrower or affiliate or manager thereof, (ii) Servicer's obligations to make advances or to incur servicing expenses with respect to the Mortgage Loans, or (iii) Servicer's right to receive compensation for its services hereunder.

     (b) Subject to the provisions of Section 2.2(a), above, Servicer shall have full power and authority to do or cause to be done any and all things in connection with such servicing and administration which Servicer may deem necessary or desirable. In accordance with this Agreement, the Owner will provide Servicer upon request with any powers of attorney necessary to undertake the duties of Servicer. Servicer agrees to use its best efforts to service and administer the Mortgage Loans in accordance with applicable state and federal law.

     (c) Without limiting the generality of the foregoing, the Servicer shall and is hereby authorized and empowered by the Owner to: (i) execute and deliver, on behalf of the Owner, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, with respect to the Mortgage Loans and with respect to the related Mortgaged Property, (ii) consent to any modification of the terms of the Note if the effect of any such modification will not materially or adversely affect the security afforded by the related Mortgaged Property, (iii) institute foreclosure proceedings or obtain a deed-in-lieu of foreclosure on behalf of the Owner, and (iv) take title in the name of the Owner to any Mortgaged Property upon such foreclosure or delivery of deed in lieu of foreclosure.

Section 2.3    Sub-Servicers
-----------    -------------

    The Servicer may perform its servicing responsibilities through agents or independent contractors acting as sub-servicers, but shall not thereby be released from any of its responsibilities hereunder, and the Servicer shall diligently pursue all of its rights against such subservicer. Notwithstanding any agreement with a sub-servicer, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a sub-servicer or reference to actions taken through a sub-servicer or otherwise, the Servicer shall remain obligated and liable to the Owner for the servicing and administering of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Sub-Servicing Agreements or arrangements or by virtue of indemnification from the subservicer for any acts and omissions and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans and any other transactions or services relating to the Mortgage Loans involving the sub-servicer shall be deemed to be between the sub-servicer and the Servicer alone and the Owner shall have no obligations, duties or liabilities with respect to the sub-servicer including no obligation, duty or liability of the Owner to pay sub-servicer's fees and expenses. For purposes of this Agreement, the Servicer shall be deemed to have received payments on Mortgage Loans when the subservicer has received such payments. The Servicer shall pay all fees and expenses of the subservicer from its own funds, the Servicing Fee or other amounts permitted to be retained by or reimbursed to the Servicer hereunder.


                                  ARTICLE III
                                  -----------
                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

Section 3.1    Representations and Warranties of the Servicer
-----------    ----------------------------------------------

     Servicer represents and warrants to, and covenants with, the Owner that:

     (a) Servicer is, and throughout the term of this Agreement will remain (i) a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and (ii) duly qualified and in good standing to transact any and all of its business, including the duties under this Agreement;

     (b) The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action and the execution and delivery of this Agreement by Servicer in the manner contemplated and the performance of and compliance with the terms will not violate, contravene or create a default under any applicable federal, state or local laws, licenses or permits;

     (c) The execution and delivery of this Agreement by Servicer and the performance of and compliance with its obligations and covenants do not require the consent or approval of any governmental authority or, if such consent or approval is required, it has been or will be obtained prior to such becoming required;

     (d) Assuming the due authorization and valid execution and delivery of this Agreement by Owner, this Agreement, when executed and delivered by Servicer, will constitute a valid, legal and binding obligation of Servicer, enforceable against Servicer in accordance with its terms, except as the enforcement thereof may be limited by applicable debtor relief laws and except as certain equitable remedies may not be available regardless of whether enforcement is sought in equity or law; and

     (e) There is no litigation pending or, to Servicer's knowledge threatened, which, if determined adversely to Servicer, would adversely affect the execution, delivery or enforceability of this Agreement or Servicer's ability to perform its obligations hereunder.

Section 3.2    Representations and Warranties of the Owner
-----------    -------------------------------------------

     As of the date of this Agreement and each Transfer Date, Owner represents and warrants to, and covenants with, the Servicer that:

     (a) The Owner owns, without limitation, (i) all right, title and interest in the Mortgage Loans (including, without limitation, the security interest created thereby), (ii) all the rights as a lender under any Insurance Policy relating to a Mortgaged Property securing a Mortgage Loan for the benefit of the owner of such Mortgage Loan, and (iii) all proceeds derived from any of the foregoing;

     (b) Owner is, and throughout the term of this Agreement will remain (i) a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporations and (ii) duly qualified and in good standing to transact any and all of its business;

     (c) The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action and the execution and delivery of this Agreement by Owner in the manner contemplated and the performance of and compliance with the terms hereof by it will not violate, contravene or create a default under any charter document or bylaw of the Owner or any contract, agreement, or instrument to which the Owner is a party or by which Owner or any of its property is bound;

     (d) The execution and delivery of this Agreement by Owner and the performance of and compliance with its obligations and covenants do not require the consent or approval of any governmental authority or, if such consent or approval is required, it has been or will be obtained prior to such becoming required;

     (e) Assuming the due authorization and valid execution and delivery of this Agreement by Servicer, this Agreement, when executed and delivered by Owner, will constitute a valid, legal and binding obligation of Owner, enforceable against Owner in accordance with its terms, except as the enforcement may be limited by applicable debtor relief laws and except as certain equitable remedies may not be available regardless of whether enforcement is sought in equity or law;

     (f) There is no litigation pending or, to Owner's knowledge, threatened, which, if determined adversely by Owner, would adversely affect the execution, delivery or enforceability of this Agreement or Owner's ability to perform its obligations;

     (g) Owner holds legal right, title and interest to the Mortgage Loans and no other party has the right to collect payments with respect thereto and the Owner has the full power and authority to assign the servicing functions to Servicer;

     (h) All information provided to Servicer by Owners, including any copies of Mortgage Loan Documents, information relating to the origination of such Mortgage Loan, the prior servicing experience and any and all of the Mortgage Loan balances and identification of any litigation affecting a contract or the servicing thereof is true, correct and complete in all material respects;

     (i) The information set forth in each Mortgage Loan Schedule is true and correct in all material respects as of each Transfer Date;

     (j) Each Security Instrument is a valid lien on the related Mortgaged Property;

     (k) To the Owner's best knowledge, no Mortgage Loan is subject to any offset, defense or counterclaim;

     (l) To the Owner's best knowledge, the physical property subject to each Security Instrument is free of material damage;

     (m) Each Mortgage Loan at the time it was made complied in all material respects with applicable state and federal laws and regulations, including, without limitation, usury, equal credit opportunity and disclosure laws and regulations;

     (n) The Owner has not received a written notice of default of any senior mortgage loan related to a Mortgage Loan which has not been cured by a party other than such Owner;

     (o) To the Owner's best knowledge, no Mortgage Loan is subject to (i) any mechanics lien or claim for work, labor or material of which the Owner has received written notice and that is or may be a lien prior to, or equal or coordinate with, the lien of the related Security Instrument, (ii) any delinquent tax or assessment lien against the related Mortgage Loan;

     (p) A lender's title insurance policy or binder, or other assurance of title customary in the relevant jurisdiction, is in full force and effect with respect to each Mortgage Loan;

     (q) Each Mortgage Loan is covered by appropriate Hazard Insurance and/or Flood Insurance; and

     (r) Each Mortgage Loan is covered by a Tax Service Contract which is assignable to Servicer or for each Mortgage Loan not covered by such Tax Service Contract the Owner agrees to purchase such Tax Service Contract.

     (s) Each Mortgage Loan is covered by a Flood Zone Service Contract which is assignable to Servicer or for each Mortgage Loan not covered by such Flood Zone Service Contract.


                                  ARTICLE IV
                                  ----------

                           ACCOUNTING AND REPORTING
                           ------------------------

Section 4.1    Collection of Mortgage Loan Payments

     (a) Continuously from the date hereof until the principal and interest on the Mortgage Loans is paid in full, Servicer agrees to proceed diligently to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall follow such collection procedures with respect to mortgage loans comparable to the Mortgage Loans held in its own portfolio, to the extent such procedures are consistent with this Agreement and the terms of any Insurance Policy and in accordance with Accepted Servicing Practices.

     (b) The Servicer may in its sole discretion (i) waive late payment charges, assumption fees, charges for checks returned insufficient funds or other fees which may be collected in the ordinary course of servicing the Mortgage Loans, (ii) if a Borrower is in default (as defined in the Mortgage
Loan), arrange with the Borrower a schedule for the payment of delinquent payments due on the related Mortgage Loan.

Section 4.2    Interest Calculations
-----------    ---------------------

     Monthly interest calculations for periods of a full month must be based on a 30-day month and 300-day year, if permitted by the Note or by the law. Interest calculations for periods of less than a full month (such as for a Liquidation) must be calculated on the basis of actual days elapsed in a month and a 365-day year unless otherwise provided by applicable federal or state law.

Section 4.3    Application of Mortgage Loan Payments
-----------    -------------------------------------

     A payment from the Borrower will normally consist of interest, principal, deposits for insurance and taxes and late charges, if applicable. Payments received from Borrowers shall be applied in the following order unless otherwise required by, the Mortgage Loan Documents, applicable state and federal requirements or by a Mortgage Insurer:

     (a)  Deposits for taxes and insurance; and

     (b)  Required monthly interest; and

     (c)  Required monthly principal; and

     (d)  All other fees or penalties.

Section 4.4    Establishment of Collection Account, Deposits in Collection
-----------    -----------------------------------------------------------
               Account
               -------

     (a) The Servicer shall establish and maintain a Collection Account, (the "Collection Account"), in the form of a time deposit or demand account, which may be interest bearing, titled "Advanta Mortgage Corp. USA" in trust for the Owner. Such Collection Account shall be established with a commercial bank, a savings bank or a savings and loan association by the Servicer.

     (b) The Servicer shall deposit in the Collection Account within two (2) Business Days of receipt, and retain therein the following payments and collections received or made with respect to the Mortgage Loans:

          (i) all principal collections, including Principal Prepayments and prepayment charges/penalties;

          (ii)   all interest collections,

          (iii)  all Liquidation Proceeds net of expenses;

          (iv) all proceeds received by the Servicer under any Insurance Policy, other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Borrower in accordance with Accepted Servicing Procedures; and

          (v) all awards or settlements in respect of condemnation proceedings or eminent domain affecting any Mortgaged Property which are not released to the Borrower in accordance with Accepted Servicing Practices.

     (c) The Servicer may invest all or a portion of the funds in the Collection Account in Permitted Investments in the name of the Servicer. The Servicer shall receive as Additional

Servicing Compensation all income and gain realized from any such Permitted Investment. If any principal losses are incurred in respect of any Permitted Investments, Servicer shall reimburse and restore to the Collection Account the amount of any such principal losses out of Servicer's own funds immediately as realized. Notwithstanding the foregoing, Servicer's right to invest funds in the Collection Account shall in no way limit the rights of Servicer to be compensated for its services as provided in this Agreement.

     (d) The requirements in this Section 4.4 for deposit in the Collection Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges, assumption processing charges, modification charges, demand fees, insufficient funds fees and reconveyance fees need not be deposited by the Servicer in the Collection Account.

Section 4.5    Withdrawals from the Collection Account
-----------    ---------------------------------------

    The Servicer shall, from time to time, withdraw funds from the Collection Account for the following purposes:

    (a) to reimburse itself for unreimbursed Servicing Advances, and for
accrued and unpaid Servicing   Fees, the Servicer's right to reimburse itself
pursuant to this subclause (a) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, condemnation proceeds, REO Disposition Proceeds, amounts representing proceeds of any Insurance Policy related to a Mortgage Loan and such other amounts as may be collected by the Servicer from the Borrower or otherwise relating to the Mortgage Loan, it being understood that, in the case of any such reimbursement, the Servicer's right thereto shall be prior to the rights of Owner;

    (b) to reimburse itself for expenses incurred by and reimbursable to it pursuant to Sections 4.10, 6.7 and 6.15;

    (c) to pay to itself any interest earned on funds deposited in the Collection Account;

    (d) to withdraw any amounts inadvertently deposited in the Collection Account or not required to be deposited therein;

    (e) to make payments to the Owner in the amounts and in the manner provided herein; and

    (f) to clear and terminate the Collection Account upon the termination of this Agreement.

    If after receipt and application of Liquidation Proceeds in accordance with the foregoing, the Servicer has sustained an unrecovered loss in connection with a Servicing Advance, the amount of unrecovered loss shall be reimbursed to the Servicer, first, from amounts in the

Collection Account, or if such funds are insufficient, by payment to the Servicer by the Owner within ten (10) Business Days of the receipt of notice by such Owner of such amount.

     The Servicer shall distribute that portion of collections on the Mortgage Loans due to the Owner in the amounts and in the manner provided herein on each Remittance Date.

Section 4.6    Establishment of Escrow Account, Deposits in Escrow Account
-----------    -----------------------------------------------------------

     (a) The Servicer shall establish and maintain an Escrow Account, in the form of a time deposit or demand account, which may be interest bearing, titled, with respect to Escrow Payments actually held by the Servicer, "Advanta Mortgage Corp. USA in trust for Borrower's Escrow Payments." Such Escrow Account shall be established with a commercial bank, a savings bank or a savings and loan association. The Escrow Account shall be drawable upon by the Servicer as provided herein.

     (b) The Servicer shall deposit in the Escrow Account within two (2) Business Days of receipt or earlier if so required by law and retain therein:
(i) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement, and (ii) all amounts representing proceeds of any Insurance Policy which are to be applied to the restoration or repair of any Mortgaged Property. To the extent required by law, the Servicer shall pay interest on escrowed funds to the Borrower notwithstanding that the Escrow Account may not bear interest.

     (c) The Servicer may invest the funds in an Escrow Account in Permitted Investments which shall be in the name of the Servicer in the trust capacity in which the related Escrow Account is held or its nominee. The Servicer shall receive as Additional Servicing Compensation an amount equal to all income and gain realized from any such Permitted Investment, but only to the extent such gain to Servicer is (1) not prohibited by applicable law and (ii) in excess of amounts necessary to make any interest payments required by the Mortgage Loan Documents or applicable law to be made to the applicable Borrower. If any losses are incurred in respect of any Permitted Investments, Servicer shall immediately reimburse and restore to the applicable Escrow Account the amount of any such losses out of Servicer's own funds as realized. Notwithstanding the foregoing, Servicer's right to invest funds in the Collection Account shall in no way limit the rights of Servicer to be compensated for its services as provided in this Agreement.

Section 4.7    Withdrawals From Escrow Account
-----------    -------------------------------

Withdrawals from the Escrow Account shall be made by the Servicer, only

     (a) to effect timely payment of taxes, mortgage insurance premiums, flood, fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage Loan;

     (b) to reimburse the Servicer for any Servicing Advance made by the Servicer to effect the payment of taxes or insurance required under the terms of the related Mortgage Loan, but only from amounts received on the related Mortgage Loan which represent late payments or collections of Escrow Payments thereunder;

     (c) to refund to any Borrower any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan;

     (d) for application to restoration or repair of the Mortgaged Property

     (e) to pay to the Borrower, to the extent required by law, any interest paid on the funds deposited in the Escrow Account;

     (f) to pay to itself any interest earned on funds deposited in the Escrow Account;

     (g) to remove any deposits made in error; or

     (h) to clear and terminate the Escrow Account upon termination of this Agreement;

Section 4.8  Servicing Advances
-----------  ------------------

     As required, Servicer agrees to make Servicing Advances for the preservation of any Mortgaged Property, including the payment of accrued and unpaid taxes, forced placed hazard insurance, repayment of senior liens. It is understood that Servicer's obligation to make such Servicing Advances shall continue until (i) the payment in full of the Mortgage Loan or (ii) the date on which the Mortgaged Property is liquidated; provided however, Servicer shall have no obligation to make Servicing Advances if, in the sole determination of Servicer, such Servicing Advance would constitute a Nonrecoverable Advance.

Section 4.9  Monthly Remittance Reports
-----------  --------------------------

     (a) The Servicer shall service the Mortgage Loans on an actual/actual remittance basis with the accounting cutoff with respect to each Remittance Date of the last day of the month immediately preceding such Remittance Date.

     (b) Not later than the fifteenth (15/th/) day of each calendar month, or the succeeding business day should the fifteenth not be a business day, the Servicer shall prepare and deliver to both the Owner and the Third Party Beneficiary the following reports with respect to activity for the most recently ended prior calendar month:

         (i)  a trial balance report including all Mortgage Loans;

         (ii) a monthly remittance report;

         (iii) a report setting forth any Mortgage Loans added or deleted;

         (iv)  a report setting forth curtailment or prepayments; and

         (v) reports setting forth delinquency detail (including bankruptcy, foreclosure and REO status).

Section 4.10 Servicing Compensation
-----------------------------------

     (a) As compensation for its activities hereunder, the Servicer shall be entitled to retain as to each Mortgage Loan, a Servicing Fee of .40% (40 basis points) per annum which shall be retained by Servicer from the interest portion of the Mortgage Loan payments as received from a Borrower and from Liquidation Proceeds, as applicable.

     (b) Servicer shall be entitled to retain the Additional Servicing Compensation.

     (c) In addition, Owner shall pay Servicer a set-up fee of $30.00 per Mortgage Loan for each Mortgage Loan transferred to Servicer and serviced hereunder. Furthermore, in the event no "lifetime" tax contracts are presently in force which are assignable to Servicer, Owner agrees to reimburse Servicer the cost of purchasing a tax contract for each Mortgage Loan in this category. Servicer shall furnish Owner, with a monthly statement detailing the Mortgage Loan set-up fees incurred and/or tax contracts purchased during the immediately preceding month. Servicer shall have the right to withdraw on a monthly basis from the Collection Account all accrued and unpaid set-up fees and tax contract charges incurred in the prior month.


                                   ARTICLE V
                                   ---------

                ADMINISTRATION AND SERVICING OF MORTGAGE LOANS
                ----------------------------------------------

Section 5.1     Enforcement of Due-On-Sale Clause, Assumption
-----------     ---------------------------------------------

     The Servicer is required to enforce any due-on-sale clause in the Note or Security Instrument to the extent permitted by applicable law upon the transfer of title to the Mortgaged Property unless (i) the Mortgage Loan Documents, including riders or addenda permit such a transfer or (ii) enforcement of the due-on-sale clause will jeopardize the Mortgage Insurance coverage, if any, on such Mortgage Loan. In all circumstances of unapproved transfer initiated by the Borrower, the Servicer is required to promptly notify the Mortgage Insurer of such transfer and obtain written approval from the Mortgage Insurer (if required under the applicable Mortgage Insurance Policy) before initiating enforcement proceedings.

     Notwithstanding the preceding paragraph, Owner authorizes Servicer, to waive, in the sole discretion of Servicer, the enforcement of a due-on-sale clause on any Mortgage Loan and permit the assumption of such Mortgage Loan, subject to the following conditions:

     (a) No material term of the Note, including, but not limited to, the rate of interest on the Note and the remaining term to maturity, may be changed in connection with such assumption, provided however, such limitation shall not apply to interest rate, payment or amortization changes otherwise provided for under the terms of the Note. such as in the case of an adjustable rate mortgage.

     (b) The Servicer has performed a credit review of the new borrower and determined that the new borrower is a prudent credit risk in the sole opinion of the Servicer. Owner hereby authorizes, Servicer to apply more liberal credit standards and underwriting in connection with a request for an assumption of a Mortgage Loan than Servicer would apply for comparable new loans which Servicer's is then originating for its own account, if Servicer in its sole discretion, reasonably believes there is a risk of foreclosure on the Mortgage Loan in the event the assumption is denied,

     (c) The Mortgage Insurer has approved in writing the assumption of the Mortgage Loan by the new borrower and such Mortgage Loan will continue to be insured by such Mortgage Insurer;

     (d) The new borrower executes documents assuming all the obligations of the Borrower under the Mortgage Loan Documents;

     (e) The Mortgage Loan will continue to be secured, and insured with a Title Insurance Policy, if any, by a valid security interest upon the Mortgaged Property of the same lien priority as existed immediately prior to such assumption; provided however, if Servicer has not been delivered a Title Insurance Policy on the Transfer Date for any such Mortgage Loan, Servicer shall have no obligation to inquire into or obtain any title insurance in connection with any assumption of such a Mortgage Loan; and

     (f) The Servicer has determined that the estimated net realizable value of the Mortgaged Property, in the sole judgment of the Servicer, is less than the then unpaid principal balance of the related Note, plus accrued interest to the estimated date of the closing of the sale of Mortgaged Property to the new borrower.

     (g) The Servicer shall provide the Owner the original assumption agreement following execution thereof.

     Subject to the terms of the Note and Security Instrument, and applicable law or regulation, the Servicer may charge a reasonable and customary assumption fee, and the Servicer may retain such fee as Additional Servicing Compensation.

Section 5.2     Maintenance of Insurance
-----------     ------------------------

     (a) The Servicer shall cause to be maintained with respect to each Mortgage Loan a Hazard Insurance Policy with a generally acceptable carrier that provides for fire and extended coverage, and for a recovery of any insurance proceeds relating to such Mortgage Loan by the Servicer on behalf of the Owner.

     (b) If the Mortgage Loan relates to a Mortgaged Property identified at origination in the Federal Register by the Federal Emergency Management Agency as having a special flood hazard, the Servicer will cause to be maintained with respect thereto a Flood Insurance Policy with a generally acceptable carrier which provides for a recovery of any insurance proceeds relating to such Mortgage Loan by the Servicer on behalf of the Owner.

     (c) With respect to each Mortgage Loan that provides for the collection of escrow funds for the payment of fire and hazard insurance or flood insurance, the Servicer shall effect the payment thereof prior to the applicable policy termination date employing for such purpose deposits in the Escrow Account which shall have been estimated and accumulated by the Servicer in the amounts sufficient for such purposes. To the extent a Mortgage Loan does not provide for escrow payments and the Borrower fails to maintain any required insurance coverage, the Servicer shall by a Servicing Advance make the payment required to effect the applicable in-force policy for the related Mortgaged Property.

     (d) Notwithstanding the proceeding paragraphs, the Servicer at its option may obtain and maintain, with respect to all or any portion of the Mortgage Loans a blanket insurance policy with extended coverage insuring against fire, hazard and flood, as applicable. The Servicer shall be deemed conclusively to have satisfied its obligations with respect to Hazard Insurance and Flood Insurance coverage under this Section if such blanket policy names the Servicer as "Loss Payee" and provides coverage in an amount equal to the aggregate unpaid principal balance of the Mortgage Loans without co-insurance.

Section 5.3     Cancellation of Mortgage Insurance
-----------     ----------------------------------

If a Borrower requests cancellation of the Mortgage Insurance Policy, the Servicer shall ensure that the FNMA guidelines governing cancellation are followed in connection with any cancellation.

Section 5.4    Reserved For Future Use
-----------    -----------------------

Section 5.5    Liquidation of Defaulted Mortgage Loans
-----------    ---------------------------------------

     (a) The Servicer, on behalf of the Owner, shall foreclose upon or otherwise take title, in the name of Owner, to Mortgaged Property (such as by a deed in lieu of foreclosure) for any Mortgage Loan which is in default and as to which no satisfactory arrangements, in the sole reasonable opinion of Servicer, can be made for collection of delinquent payments. In connection with such foreclosure or other transfer of title, the Servicer shall exercise the rights and powers vested in it hereunder, and use the same degree of care and skill in such exercise or use, as prudent servicers would exercise or use under similar circumstances in the conduct of their own affairs, including, but not limited to, making Servicing Advances for the payment of taxes, amounts due with respect to senior liens, and insurance premiums.

     (b) In determining whether or not to foreclose upon or otherwise comparably transfer title to such Mortgaged Property, the Servicer shall take into account the existence of any condition upon or impacting the Mortgaged Property in the nature of hazardous substances, hazardous wastes, infectious waste, toxic substance, solid wastes and so forth, as such terms now or in the future are defined or listed in, or otherwise classified pursuant to, or regulated by, any applicable Environmental Laws, including but not limited to all present and future federal, state or local laws, ordinances, rules, regulations, decisions and other requirements of governmental authorities relating to the environment or to any Hazardous Substance.

Section 5.6     Deed-in-Lieu of Foreclosure
-----------     ---------------------------

     If the Owner and, if applicable, the Mortgage Insurer have approved the liquidation of a Mortgage Loan by accepting a deed-in-lieu of foreclosure, the Servicer may accept such deed provided that:

     (a) Marketable title, as evidenced by a Title Insurance Policy, can be conveyed to and acquired by the Owner or its designee;

     (b) The transaction complies with all requirements of each Mortgage Insurer, if any, and does not and will not violate or contravene any restriction or prohibition of any Mortgage Insurance Policy, if any, or otherwise result in any loss of or reduction in coverage of benefits under such policies;

     (c) No cash consideration is paid to the Borrower;

     (d) The Mortgaged Properties are vacant at the time of the Borrower's conveyance thereof, unless occupancy has been approved by each Mortgage Insurer, if any; and

     (e) The Servicer has obtained from the Borrower a written acknowledgment that the deed is being accepted as an accommodation to the Borrower and on the condition that the Mortgaged Properties will be transferred to the Owner that owns such Mortgage Loan free and clear of all claims, liens, encumbrances, attachments, reservations or restrictions except for those to which the Mortgaged Properties were subject at the time the Mortgaged Properties became subject to the lien of the Security Instrument.

     Upon acquisition of the Mortgaged Properties, the Servicer shall promptly advise the Owner and each Mortgage Insurer by letter, indicating the details of the transaction and reasons for the conveyance and providing such other information as is required by each Mortgage Insurer. Title shall be conveyed directly from the Borrower to the Owner, or to such other Person designated by the Owner.

Section 5.7     Real Estate Owned
-----------     -----------------

     Title, Management and Disposition of REO Property.  In the event that title
     -------------------------------------------------
to the Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Owner. The Owner agrees to cooperate with Servicer and take such actions as shall be necessary for the Servicer to take title to the Mortgaged Property in the name of the Owner.

     Notwithstanding the generality of the foregoing provisions, the Servicer shall manage, conserve, protect and operate each REO Property for the Owners solely for the purpose of its prompt disposition and sale. Pursuant to its efforts to sell such REO Property, the Servicer shall either itself or through an agent selected by the Servicer protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, but shall not be obligated to, incident to its conservation and protection of the interests of the Owners, rent the same, or any part thereof, as the Servicer deems to be in the best interests of the Owners for the period prior to the sale of such REO Property. The Servicer shall attempt to sell the same on such terms and conditions as the Servicer deems to be in the best interest of the Owner.

     The Servicer shall cause to be deposited within two (2) Business Days of receipt in the Collection Account all revenues received with respect to the conservation and disposition of each REO Property and shall be permitted to retain from such revenues funds necessary for the proper operation, management and maintenance of the REO Property, including reimbursement for its Servicing Advances and fees of any managing agent acting on behalf of the Servicer.

     Possession of Mortgage Files by Servicer.  From time to time in connection
     ----------------------------------------
with the servicing of the Mortgage Loans hereunder, the Servicer may take possession of all or a portion of the documents relating to the Mortgage Loans as may be held by the Owner or the Custodian. Such documents shall be held in trust by the Servicer for the benefit of the Owner as the owner thereof and the Servicer's possession of such document or documents is at the will of the Owner for the sole purpose of servicing the related Mortgage Loan, and such retention and possession by the Servicer is in a custodial capacity only.

                                  ARTICLE VI
                                  ----------

                           MISCELLANEOUS PROVISIONS
                           ------------------------


Section 6.1    Custodian to Cooperate
-----------    ----------------------

     From time to time and as appropriate in the servicing of any Mortgage Loan, including without limitation, the payment in full of any Mortgage Loan, notification that payment in full will be escrowed, foreclosure or other comparable conversion of a Mortgage or collection under any applicable Insurance Policy, the Custodian, upon request of the Servicer shall release or cause the release and delivery of the related Mortgage Loan Documents to the Servicer.

Section 6.2     Assignment of Agreement
-----------     -----------------------

     Servicer agrees not to sell, transfer, pledge or otherwise dispose of its right to receive all or any portion of the Servicing Fees, and any such attempted sale, transfer, pledge or disposition shall be void, unless such transfer is made to a successor servicer with the prior written consent of the Owner.

Section 6.3     Access to Certain Documentation Regarding the Loans
-----------     ---------------------------------------------------

     Upon reasonable advance notice, Servicer shall provide reasonable access during normal business hours at its offices to the Owner, or any agents or representatives thereof, to any reports and to information and documentation regarding the Mortgage Loans.

Section 6.4     Default By Servicer
-----------     -------------------

     Owner may terminate this Agreement upon the happening of any one or more of the following events:

     (a) Falsity in any material respect of any representation of warranty of Servicer contained in this Agreement and failure of Servicer to cure the condition or event causing any such representation or warranty to be false within sixty (60) days after the Servicer's receipt of written notice from Owner specifying such falsity and requesting that it be cured or corrected;

     (b) Failure of Servicer to duly observe or perform in any material respect any other covenant, condition, or agreement in this Agreement for a period of sixty (60) days after receipt of written notice by Servicer from Owner, specifying such failure and requesting that it be remedied; provided, however, if the failure stated in the notice cannot be corrected within the applicable period, Owner shall consent to a reasonable extension of time if corrective action is instituted by Servicer within the applicable period and is diligently pursued until corrected;

     (c) Decree or order of a court, agency or supervisory authority having jurisdiction in the premises appointing a trustee, conservator, receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceeding affecting Servicer or any of its properties utilized in connection with the performance of servicing, or for resolving the liquidation of the affairs of Servicer, if such decree or order shall have remained in force undischarged or unstayed for a period of ninety (90) days;

     (d) Commencement by Servicer as debtor of any case or proceeding under any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar law;

     (e) Consent by Servicer to the appointment of a trustee, conservator, receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities, or similar proceeding affecting Servicer or substantially all of its properties; or

     (f) Admission in writing by Servicer of its inability to pay debts generally as they mature, or the making of an assignment for the benefit of creditors.

     If any of the events specified in (c) through (f) above shall occur, Servicer shall give written notice of such occurrence to Owner within ten (10) days of the happening of such event. Any such termination shall be effective as of the date stated in a written notice delivered to Servicer.

Section 6.5     Default by Owner
-----------     ----------------

     Servicer may terminate this Agreement upon the happening of any one or more of the following events:

     (a) Falsity in any material respect of any representation or warranty of Owner contained in this Agreement and failure of Owner to cure the condition or event causing such representation or warranty to be false within sixty (60) days after Owner's receipt of written notice from Servicer specifying such falsity and requesting that it be cured or corrected;

     (b) Such other breach of this Agreement by Owner which materially and adversely affects Servicer, which breach shall continue for a period of sixty
(60) days after receipt of written notice by Owner from Servicer, specifying such breach and requesting that it be remedied; provided, however, if the breach stated in the notice cannot be remedied within the applicable period, Servicer shall consent to a reasonable extension of time if corrective action is instituted by Owner within the applicable period and is diligently pursued until corrected;

     (c) Decree or order of a court, agency or supervisory authority having jurisdiction in the premises appointing a trustee, conservator, receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceeding affecting Owner or any of its properties utilized in connection with the performance of Servicer's duties hereunder, or the winding up or liquidation of the affairs of Owner, if such decree or order shall have remained in force undischarged or unstayed for a period of ninety
(90) days;

     (d) Commencement by Owner as debtor of any case of proceeding under any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar law;

     (e) Consent by Owner to the appointment of a trustee, conservator, receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities, or similar proceeding affecting Owner or substantially all of its properties; or

     (f) Admission in writing by Owner of its inability to pay debts generally as they mature, or the making of an assignment for the benefit of creditors.

     If any of the events specified in (c) through (f) above shall occur, Owner shall give written notice of such occurrence to Servicer within ten (10) days of the happening of such event. Any such termination shall be effective as of the date stated in a written notice delivered to Owner.

Section 6.6     Reserved for Future Use
-----------     -----------------------

Section 6.7     Indemnification By Owner
-----------     ------------------------

     Owner shall indemnify and hold Servicer harmless from and shall reimburse Servicer for any losses, damages, deficiencies, claims, penalties, forfeitures, causes of action or expenses of any nature (including reasonable attorneys' fees) incurred by Servicer which arise out of or result from:

     (a) The inaccuracy of any representation of Owner contained in this Agreement or material breach of any warranty, covenant or agreement made or to be performed by Owner pursuant to this Agreement;

     (b) the failure of the originator of any Mortgage Loan to originate such Mortgage Loan in accordance with applicable law;

     (c) the failure of any prior servicer to service the Mortgage Loan in accordance with any applicable law;

     (d) any matters that occurred prior to the Transfer Date for the Mortgage Loan involved or any incomplete or incorrect Mortgage Loan data, records or information provided in connection with the origination or prior servicing of any Mortgage Loan;

     (e) Owner's failure to fulfill the Servicing responsibilities not assumed by Servicer of otherwise result from Owner preventing, hampering or impeding Servicer's performance of its duties and responsibilities under this Agreement; or

     (f) Any litigation or claim with respect to the Mortgage Loans not arising out of, or resulting from, Servicer's failure to observe the terms and covenants of the Mortgage Loans or this Agreement including specifically any litigation relating to ARM Loans.

     The Servicer shall promptly notify the Owner if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, and the Servicer at its option may assume the defense of any such claim. The Owner shall, within ten (10) Business Days of receiving a statement of amounts advanced by the Servicer in connection with the defense of any such claim, reimburse the Servicer for all amounts advanced by it pursuant to this Section 6.7, except to the extent that such claim is not caused by the Servicer's failure to service the Mortgage Loans in compliance with the terms of this Agreement.

Section 6.8     Fidelity Bond and Errors Omissions
-----------     ----------------------------------

     Servicer agrees to obtain and maintain at its expense and shall keep in full force and effect throughout the term of this Agreement, a blanket fidelity bond and an errors and omissions insurance policy covering its officers and employees and other persons acting on its behalf in connection with the servicing activities hereunder. The amount of coverage shall be at least equal to the coverage that prudent mortgage loan servicers having servicing portfolios of a similar size. In the event that any such bond or policy ceases to be in effect, Servicer agrees to obtain a comparable replacement bond or policy with equivalent coverage. No provision of this Section shall operate to diminish or restrict or otherwise impair the Servicer's responsibilities and obligations set forth in this Agreement.

Section 6.9    Indemnification by Servicer
-----------    ---------------------------

     Servicer shall indemnify and hold Owner harmless from and shall reimburse Owner for any losses, damages, deficiencies, claims, causes of action or expenses of any nature (including reasonable attorneys' fees) incurred by Owner which arise out of or result from:

     (a) The inaccuracy of any representation of Servicer contained in this Agreement or material breach of any warranty, covenant or agreement made or to be performed by Servicer pursuant to this Agreement;

     (b) Any litigation or claim arising out of, or resulting from, Servicer's failure to observe the terms and covenants of this Agreement.

     (c) The failure of the Servicer to service such Mortgage Loan in accordance with applicable law.

Section 6.10  Amendment
------------  ---------

     This Agreement may be amended from time to time by the Owner and the Servicer by written Agreement signed by the Owner and the Servicer.

Section 6.11  Governing Law
------------  -------------

     This Agreement shall be construed in accordance with the laws of the State of California, without regard to the conflict of laws or rules thereof, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 6.12  Notices
------------  -------

     (a) All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, to (i) in case of the Servicer, Advanta Mortgage Corp. USA, 16875 West Bernardo Drive, San Diego, California 92127,
Attention: SVP Loan Servicing; and (ii) in the case of the Owner, New Century Mortgage Corporation, 4910 Birch Street, Suite 100, Newport Beach, CA 92660,
Attention: Chief Operating Officer or such other addressee as the Owner or the Servicer may hereafter furnish; and (iii) in the case of the Third Party Beneficiary. the address provided to Servicer by Owner from time to time and in the format of Exhibit D.

     (b) Any party may alter the address to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this Paragraph for giving of notice.

Section 6.13  Severability of Provisions
------------  --------------------------

     If any one or more of the covenants, agreements, provision or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions and terms of this Agreement and shall in no way affect the validity or enforceability of the provisions of this Agreement.

Section 6.14  Document Deficiencies
------------  ---------------------

     The Servicer shall have no obligations to (i) address or any deficiencies in Mortgage Loan documents transferred to it, (ii) seek any document missing from any assignments relating to the transfer of any Mortgage Loan to or from the Owner. The Servicer's responsibility is solely limited to notifying the Owner as to any missing or document deficiency it becomes aware of.

Section 6.15  Termination
------------  -----------

     (a) The obligations and responsibilities of the Servicer shall terminate upon the latter of (i) the final payment or other liquidation of the last Mortgage Loan or (ii) the disposition of all property acquired upon possession of any Mortgage Loan and the remittance of all funds due thereunder.

     (b) Either Owner or Servicer may, at any time and in its sole discretion, terminate this Agreement upon at least 90 days prior written notice to other party; provided if the Owner terminates this Agreement, Owner shall, except upon the occurrence of an Event of Default under Section 6.4 hereof, pay all reasonable costs associated with the transfer of Mortgage Loans to a successor servicer. If Servicer terminates this Agreement it shall be liable to pay all reasonable costs associated with the transfer of Mortgage Loans to successor servicer.

     (c) If Owner transfers servicing of any amount of the Mortgage loans to another servicer, Owner shall pay to Servicer $25.00 per Mortgage Loan transferred; provided, however, if the Owner transfers servicing of any amount of the Mortgage Loans to Another Servicer within ninety (90) days of the applicable transfer date of any such mortgage loan, Owner shall pay to Servicer $50.00 per Mortgage Loan transferred.

Section 6.16  Attorneys' Fees
------------  ---------------

     In the event any party hereto brings an action to enforce any of the provisions of this Agreement, the party against whom judgment is rendered in such action shall be liable to the others for reimbursement of their costs, expenses and attorneys' fees, including such costs, expenses and fees as may be incurred on appeal.

Section 6.17  No Solicitation
------------  ---------------

     Unless specifically permitted by the Owner in advance, the Servicer agrees not to use Servicer's records to specifically solicit any Borrower with respect to the refinancing of a Mortgage Loan.

Section 6.18  No Partnership.
------------  --------------

     Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto and the services of the Servicer shall be rendered as an independent contractor and not as agent for the Owner or the Third Party Beneficiary.

Section 6.19  Execution: Successors and Assigns.
------------  ---------------------------------

     This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement. This Agreement shall inure to the benefit of and be binding upon the Servicer, the Owner and the Third Party Beneficiary and their respective successors and assigns.

Section 6.20  Third-Party Beneficiary.
------------  -----------------------

     The Third Party Beneficiary is an intended third-party beneficiary of this Agreement. Upon written notification from the Third Party Beneficiary to the Servicer in accordance with Section 6.12 herein that an event of a default by the Owner under any credit or loan sale agreement between Owner and Third Party Beneficiary has occurred, the Third Party Beneficiary shall be entitled to all of the rights and benefits of the Owner under this Agreement as if the Third Party Beneficiary were the Owner named herein and the Servicer shall continue to service the Mortgage Loans in accordance with this Agreement.

Section 6.19  Counterparts
------------  ------------

     This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers, all as of the day and year first above mentioned.

Advanta Mortgage Corp. USA                          New Century Mortgage
                                                    Corporation


By:    /s/  William P. Garland               By:     /s/  Brad A. Morrice
     ---------------------------------             ----------------------------
Name:  William P. Garland                    Name:   Brad A. Morrice
Title: Senior Vice President                 Title:  Chief Executive Officer

                  FIRST AMENDMENT TO LOAN SERVICING AGREEMENT


     This First Amendment to Loan Servicing Agreement ("AMENDMENT") dated December 10, 1996 is entered into by and between New Century Mortgage Corporation ("OWNER") and Advanta Mortgage Corp. USA ("SERVICER").

     WHEREAS, Owner and Subservicer (collectively, the "PARTIES") executed that certain Loan Servicing Agreement dated April 4, 1996 (the "SERVICING AGREEMENT").

     WHEREAS, the Servicing Agreement provides that the Subservicer shall remit funds in the Collection Account, including Principal Prepayments, to the Owner on the Remittance Date.

     WHEREAS, the Owner desires that Servicer remit Principal Prepayments which represent payment in full of a Mortgage Loan to Owner in five Business Days.

     WHEREAS, the Servicing Agreement provides that Owner shall pay Subservicer a set-up fee of $30.00 per Mortgage Loan and the Parties have agreed to change the set-up fee to $35.00 per Mortgage Loan.

     THEREFORE, in consideration of the foregoing, the Parties hereby agree as follows:

     1. Effective January 1, 1997, the last paragraph of Section 4.5 is deleted in its entirety and replaced with the following:

               The Servicer shall distribute that portion of collections on the Mortgage Loans except Principal Prepayments which represent payment in full of a Mortgage Loan, due to the Owner in the amounts and in the manner provided herein on each Remittance Date. Servicer shall distribute Principal Prepayments representing payment in full of a Mortgage Loan to Owner within five (5) Business Days of the receipt of such amount by Servicer.

     2. Effective December 1, 1996, the set-up fee of $30.00 in the first sentence of Section 4.10(c) is modified to $35.00.

          Except as amended by this Amendment, the Servicing Agreement shall remain in full force and effect.


Advanta Mortgage Corp. USA                 New Century Mortgage Corporation


By:    /s/  William P. Garland             By:    /s/  Brad A. Morrice
     -------------------------------            -----------------------------
Name:     William P. Garland               Name:  Brad A. Morrice
Title:    Senior Vice President            Title:  Chief Executive Officer